UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LAND	The Nasdaq Stock Market, LLC

6.375% Series A Cumulative Term Preferred Stock, $0.001 par value per share	LANDP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

All statements contained herein, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, the future performance of Gladstone Land Corporation (the “Company”), the anticipated use of proceeds and the closing of any transaction. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “will,” “future,” “intend,” “expect,” “if” or the negative of such terms or comparable terminology. Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption “Risk Factors” of the Company’s prospectus supplement for the offering described herein, dated April 3, 2020, and the accompanying base prospectus, dated April 1, 2020, relating to a registration statement on Form S-3 (File No. 333-236943) (the “Registration Statement”), that was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 6, 2020. The Company cautions readers not to place undue reliance on any such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report, except as required by law.

Item 8.01.	Other Events.

On April 3, 2020, the Company filed a new prospectus supplement to a base prospectus, dated April 1, 2020, relating to the Registration Statement (the “Prospectus”), in order to register and offer for sale the maximum number of shares of its 6.00% Series C Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”) available under that certain Dealer Manager Agreement with Gladstone Securities, LLC, dated February 20, 2020 (the “Dealer Manager Agreement”). The Company previously filed a prospectus supplement, dated February 20, 2020, to a base prospectus, dated April 12, 2017, relating to a registration statement on Form S-3 (File No. 333-217042) (the “Prior Prospectus”), to register and offer for sale a portion of the shares of Series C Preferred Stock pursuant to the Dealer Manager Agreement. As of April 3, 2020, no shares of Series C Preferred Stock have been sold under the Prior Prospectus.

Under the Prospectus and pursuant to the terms of the Dealer Manager Agreement, the Company may offer for sale up to (i) 20,000,000 shares of Series C Preferred Stock, on a “reasonable best efforts” basis, and (ii) 6,000,000 shares of Series C Preferred Stock pursuant to the Company’s dividend reinvestment plan (the “DRIP”) to those holders of the Series C Preferred Stock who participate in such DRIP (the “Offering”). The foregoing description of the Dealer Manager Agreement is only a summary and is qualified in its entirety by the full text of the Dealer Manager Agreement, which was previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2020 and is incorporated by reference herein.

In connection with the Offering, the Company is filing legal opinions as Exhibit 5.1 and Exhibit 8.1, and consents thereto as Exhibit 23.1 and Exhibit 23.2, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated as of February 20, 2020, by and between Gladstone Land Corporation and Gladstone Securities, LLC.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Bass, Berry & Sims PLC.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

April 3, 2020	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer